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                                                                   EXHIBIT 10.29

                          TRADEMARK SECURITY AGREEMENT
                          ----------------------------



          As of the 26th day of March, 2001, in connection with the execution and delivery of that certain 15% Convertible Promissory Note of even date (as amended, restated, supplemented or otherwise modified from time to time, the "Note") by TELEHUBLINK CORPORATION, a Delaware corporation (the "Company"), to
 ----                                                            -------
CFE, INC. (the "Holder"), which Note evidences a loan made by the Holder to the Company in the aggregate amount of $2,500,000, the Company hereby grants to Holder a continuing first priority security interest in all of such Grantor's right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the "Trademark
                                                              ---------
Collateral"):
----------

               (a) all of its (i) trademarks, trade names, corporate names, business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature (whether registered or unregistered), now owned or existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state or territory thereof, or any other country or any political subdivision thereof; (ii) reissues, extensions or renewals thereof; and (iii) all goodwill associated with or symbolized by any of the foregoing ("Trademarks") party including those
                                          ----------
     referred to on Schedule I hereto;
                    ----------

               (b) all of its rights relating to any Trademarks under any written agreement now owned or hereafter acquired ("Trademark Licences") to
                                                         ------------------
     which it is a party including those referred to on Schedule I hereto;
                                                        ----------

               (c) all reissues, continuations or extensions of the foregoing;

               (d) all goodwill of the business connected with the use of, and symbolized by, each Trademark and Trademark License; and

               (e) all products and proceeds of the foregoing, including, without limitation, any claim by Grantor against third parties for past, present or future (i) infringement or dilution of any Trademark or any Trademark licensed under any Trademark License or (ii) injury to the goodwill associated with any Trademark or any Trademark licensed under any Trademark License.

          The security interests granted pursuant to this Trademark Security Agreement are granted in conjunction with the security interests granted to Holder pursuant to that certain Security Agreement, dated of even date herewith between Grantor and Holder (the "Security Agreement"). Grantor hereby acknowledges and affirms that the rights and remedies of Holder with respect to the security interest in the Trademark Collateral made and granted hereby are
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more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.


                            [signature page follows]



                                        2
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          IN WITNESS WHEREOF, Grantor has caused this Trademark Security
Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

                                         TELEHUBLINK CORPORATION

                                         By:
                                            ------------------------------------

                                         Name:
                                              ----------------------------------

                                         Title:
                                               ---------------------------------






                                         ACCEPTED AND ACKNOWLEDGED BY:

                                         CFE, INC.

                                         By:
                                            ------------------------------------

                                         Name:
                                              ----------------------------------

                                         Title:
                                               ---------------------------------


ACKNOWLEDGMENT OF GRANTOR



STATE OF                   )
        -------------------)  ss.
COUNTY OF                  )
         ------------------

          On this ____ day of ______________, ____ before me personally appeared ___________________, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of _____________________, who being by me duly sworn did depose and say that he is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation authorized by its Board of Directors and that he acknowledged said instrument to be the free act and deed of said corporation.

------------------------
{seal}Notary Public